Exhibit (17)

BlackRock MuniHoldings New York Quality Fund, Inc. PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT SCAN The QR code or visit www.proxy-direct.com to vote your shares LIVE AGENT Call 1-888-686-6226 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VIRTUAL MEETING The meeting will be held virtually at the following Website: https://meetnow.global/MgFSU5J on October 15, 2025 at [00:00] a.m. (Eastern Time). All votes must be received by the end of the meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box of this card. DO NOT TEAR PROXY CARD BLACKROCK MUNIHOLDINGS NEW YORK QUALITY FUND, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS COMMON SHARES The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniHoldings New York Quality Fund, Inc., a Maryland corporation (the “Fund”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [•] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MgFSU5J. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MHN_34670_071125 PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSAL. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:X A Proposal 1a. The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger among BlackRock MuniYield New York Quality Fund, Inc. (the “Acquiring Fund”), MHN and a wholly-owned subsidiary of the Acquiring Fund (the “MHN Merger Sub”) (the “MHN Merger Agreement”) and the transactions contemplated therein, including that MHN will merge with and into the MHN Merger Sub, with the issued and outstanding common shares and VRDP Shares, if any, of MHN being converted into the right to receive newly issued common shares and VRDP Shares of the Acquiring Fund, respectively (the “MHN Merger”). FOR AGAINST ABSTAIN To transact such other business as may properly come before the Joint Special Meeting and any adjournments, postponements or delays thereof. BlackRock MuniHoldings New York Quality Fund, Inc. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on October 15, 2025. The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at: https://www.proxy-direct.com/blk-34670 B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx MHN 1 34670 xxxxxxxx

BlackRock New York Municipal Income Trust PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT SCAN The QR code or visit www.proxy-direct.com to vote your shares LIVE AGENT Call 1-888-686-6226 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VIRTUAL MEETING The meeting will be held virtually at the following Website: https://meetnow.global/MgFSU5J on October 15, 2025 at [00:00] a.m. (Eastern Time). All votes must be received by the end of the meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box of this card. DO NOT TEAR PROXY CARD BLACKROCK NEW YORK MUNICIPAL INCOME TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES COMMON SHARES The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock New York Municipal Income Trust, a Delaware statutory trust (the “Fund”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [•] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MgFSU5J. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

BNY_34670_071125 PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code THE BOARD OF TRUSTEES RECOMMENDS VOTING “FOR” THE PROPOSAL. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:X A Proposal 1c. The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders) of BlackRock New York Municipal Income Trust (“BNY”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger among BlackRock MuniYield New York Quality Fund, Inc. (the “Acquiring Fund”), BNY and a wholly-owned subsidiary of the Acquiring Fund (the “BNY Merger Sub”) (the “BNY Merger Agreement”) and the transactions contemplated therein, including that BNY will merge with and into the BNY Merger Sub, with the issued and outstanding common shares and VRDP Shares, if any, of BNY being converted into the right to receive newly issued common shares and VRDP Shares of the Acquiring Fund, respectively (the “BNY Merger”). FOR AGAINST ABSTAIN To transact such other business as may properly come before the Joint Special Meeting and any adjournments, postponements or delays thereof. BlackRock New York Municipal Income Trust Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on October 15, 2025. The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at: https://www.proxy-direct.com/blk-34670 B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx BNY 1 34670 xxxxxxxx

BlackRock MuniYield New York Quality Fund, Inc. PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT SCAN The QR code or visit www.proxy-direct.com to vote your shares LIVE AGENT Call 1-888-686-6226 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VIRTUAL MEETING The meeting will be held virtually at the following Website: https://meetnow.global/MgFSU5J on October 15, 2025 at [00:00] a.m. (Eastern Time). All votes must be received by the end of the meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box of this card. DO NOT TEAR PROXY CARD BLACKROCK MUNIYIELD NEW YORK QUALITY FUND, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS COMMON SHARES The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield New York Quality Fund, Inc. a Maryland corporation (the “Fund”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [•] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MgFSU5J. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MYN_34670_071525

PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals

		FOR	AGAINST	ABSTAIN
2a.	The common shareholders and holders of Variable Rate Demand Preferred Shares ("VRDP Holders") of BlackRock MuniYield New York Quality Fund, Inc. (the "Acquiring Fund") are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Merger among the Acquiring Fund, BlackRock MuniHoldings New York Quality Fund, Inc. ("MHN") and a wholly-owned subsidiary of the Acquiring Fund (the "MHN Merger Sub") and the transactions contemplated therein, including that MHN will merge with and into the MHN Merger Sub.	☐	☐	☐
2b.	The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Merger among the Acquiring Fund, BlackRock New York Municipal Income Trust ("BNY") and a wholly-owned subsidiary of the Acquiring Fund (the "BNY Merger Sub") and the transactions contemplated therein, including that BNY will merge with and into the BNY Merger Sub.	☐	☐	☐

To transact such other business as may properly come before the Joint Special Meeting and any adjournments, postponements or delays thereof.

BlackRock MuniYield New York Quality Fund, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on October 15, 2025.
The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-34670

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

- 2 -

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date belowSignature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxxMYN 1 34670xxxxxxxx